                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-17217

                                EQ ADVISORS TRUST

                      EQUITABLE INVESTMENT PLAN PROSPECTUS


                                   MAY 1, 1999

This Prospectus describes the five series of EQ Advisors Trust (each a "Portfolio and together the "Portfolios") offered to The Equitable Investment Plan for Employees, Managers and Agents ("Equitable Investment Plan") . Each Portfolio has its own investment objective and strategies that are designed to meet different investment goals. This Prospectus contains information you should know before investing. Please read it carefully before you invest and keep it for future reference.



DOMESTIC EQUITY PORFOLIOS                              AGGRESSIVE EQUITY PORTFOLIOS
-------------------------                              ----------------------------

EQ/Alliance Premier Growth Portfolio                   MFS Emerging Growth Companies Portfolio
T. Rowe Price Equity Income Portfolio                  Warburg Pincus Small Company Value Portfolio


INTERNATIONAL EQUITY PORTFOLIO
------------------------------

BT International Equity Index Portfolio


You should be aware that the Securities and Exchange Commission has not approved or disapproved of the investment merit of these Portfolios or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                EQ ADVISORS TRUST

This Prospectus tells you about the five Portfolios of the EQ Advisors Trust ("Trust") offered under the Equitable Investment Plan. The Trust is an open-end management investment company. Each Portfolio is a separate series of the Trust with its own investment objective(s), investment strategies and risks, which are described in this Prospectus. Each of the Portfolios is diversified for purposes of the Investment Company Act of 1940, as amended ("1940 Act").

The Trust's shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (the "Contract" or collectively, the "Contracts") issued by The Equitable Life Assurance Society of the United States ("Equitable") and Equitable of Colorado, Inc. ("EOC") and to the Equitable Investment Plan. This prospectus is designed to help you make informed decisions about the Class IA shares of the Portfolios that are available under the Equitable Investment Plan.

EQ Financial Consultants, Inc. ("Manager") serves as the Manager of the Trust, subject to the supervision and direction of the Board of Trustees. The Manager has overall responsibility for the general management and administration of the Trust. During 1999, the Manager plans to change its name to AXA Advisors, Inc. Each of the Portfolios has its own investment adviser ("Adviser"). Information about the Adviser for each Portfolio is contained in the description concerning that Portfolio in the section entitled "About the Investment Portfolios." The Manager has the ultimate responsibility to oversee each of the Advisers and to recommend their hiring, termination and replacement. Subject to approval by the Board of Trustees, the Manager may without obtaining shareholder approval: (i) select Advisers for each of the Trust's Portfolios; (ii) enter into and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers.

[2nd right hand page]

                             TABLE OF CONTENTS


                                                                PAGE
                                                                ----

EQ ADVISORS TRUST..................................................1


SUMMARY INFORMATION CONCERNING [EQ ADVISORS TRUST].................4


ABOUT THE INVESTMENT PORTFOLIOS....................................6

      EQ/Alliance Premier Growth Portfolio.........................9
      T. Rowe Price Equity Income Portfolio.......................12
      MFS Emerging Growth Companies Portfolio.....................15
      Warburg Pincus Small Company Value Portfolio................18
      BT International Equity Index Portfolio.....................21

MORE INFORMATION ON PRINCIPAL RISKS...............................24


MANAGEMENT OF THE TRUST...........................................29

      Fund Distribution Arrangements..............................31
      Purchase And Redemption.....................................31
      How Assets Are Valued.......................................32
      Tax Information.............................................32
      Prior Performance Of Each Adviser...........................34
      Financial Highlights........................................36

[TWO PAGE SPREAD]

                SUMMARY INFORMATION CONCERNING EQ ADVISORS TRUST

The following charts highlight the five Portfolios available to you as investment alternatives under Contracts offered by Equitable or EOC. The chart and accompanying information identify each Portfolio's investment objective(s), principal investment strategies, and principal risks. For additional information on risks, please see "MORE INFORMATION ON PRINCIPAL RISKS" beginning on page 25


                                                 EQ ADVISORS TRUST
                                            DOMESTIC EQUITY PORTFOLIOS
                                                                                                             PART A
       ------------------------------------------------- -------------------------------------------

       PORTFOLIO                                         INVESTMENT OBJECTIVE(S)

       ------------------------------------------------- -------------------------------------------
       EQ/ALLIANCE PREMIER GROWTH                        Seeks long-term growth of capital by
                                                         primarily investing in equity securities
                                                         of a limited number of large, carefully
                                                         selected, high quality United States
                                                         companies that are judged, by the
                                                         Adviser, likely to achieve superior
                                                         earnings growth.
       ------------------------------------------------- -------------------------------------------
       T. ROWE PRICE EQUITY INCOME                       Seeks to provide substantial dividend
                                                         income and also capital appreciation by
                                                         investing primarily in dividend-paying
                                                         common stocks of established companies

       ------------------------------------------------- -------------------------------------------

                                                 EQ ADVISORS TRUST
                                           AGGRESSIVE EQUITY PORTFOLIOS
                                                                                                             PART A
       ------------------------------------------------- -------------------------------------------

       PORTFOLIO                                         INVESTMENT OBJECTIVE(S)

       ------------------------------------------------- -------------------------------------------

       MFS EMERGING GROWTH COMPANIES                     Seeks to provide long-term capital growth

       ------------------------------------------------- -------------------------------------------

       WARBURG PINCUS SMALL COMPANY VALUE                Seeks long-term capital appreciation

       ------------------------------------------------- -------------------------------------------

                                                 EQ ADVISORS TRUST
                                             INTERNATIONAL PORTFOLIOS
                                                                                                             PART A
       ------------------------------------------------- -------------------------------------------

       PORTFOLIO                                         INVESTMENT OBJECTIVE(S)

       ------------------------------------------------- -------------------------------------------
       BT INTERNATIONAL EQUITY INDEX                     Seeks to replicate as closely as
                                                         possible (before deduction of Portfolio
                                                         expenses) the total return of the MSCI EAFE
                                                         Index
       ------------------------------------------------- -------------------------------------------



                                                 EQ ADVISORS TRUST
                                            DOMESTIC EQUITY PORTFOLIOS
                                                                                                             PART B
       ------------------------------------------------- -------------------------------------------

       PRINCIPAL INVESTMENT STRATEGIES                   PRINCIPAL RISKS

       ------------------------------------------------- -------------------------------------------
       Equity Securities of a limited number of large,   General investment, focused portfolio,
       high quality companies that are likely to offer   growth investing, convertible securities,
       superior earnings growth.                         derivatives, and foreign securities risk.
       ------------------------------------------------- -------------------------------------------
       Dividend-paying common stocks of established      General investment, value investing,
       companies                                         foreign securities, and fixed income risks
       ------------------------------------------------- -------------------------------------------

                                                 EQ ADVISORS TRUST
                                           AGGRESSIVE EQUITY PORTFOLIOS
                                                                                                             PART B
          ---------------------------------------------- ----------------------------------------

          PRINCIPAL INVESTMENT STRATEGIES                PRINCIPAL RISKS

          ---------------------------------------------- ----------------------------------------
          Equity securities of emerging growth           General investment, small-cap and
          companies with the potential to become         mid-cap company, foreign securities,
          major enterprises                              and growth investing risks
          ---------------------------------------------- ----------------------------------------
          Equity securities of U.S. small cap            General investment, small-cap and
          companies                                      mid-cap company, foreign securities,
                                                         fixed income, and value investing risks
          ---------------------------------------------- ----------------------------------------

                                                 EQ ADVISORS TRUST
                                             INTERNATIONAL PORTFOLIOS
                                                                                                             PART B
          ---------------------------------------------- ----------------------------------------

          PRINCIPAL INVESTMENT STRATEGIES                PRINCIPAL RISKS

          ---------------------------------------------- ----------------------------------------
          Equity securities of companies in the MSCI     General investment, index-fund,
          EAFE Index                                     foreign securities, liquidity, and
                                                         derivatives risks
          ---------------------------------------------- ----------------------------------------



                         ABOUT THE INVESTMENT PORTFOLIOS

This section of the Prospectus provides a more complete description of the principal investment objectives, strategies, and risks of each Portfolio. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

Please note that:

o Additional information on principal risks is included in the section "MORE INFORMATION ON PRINCIPAL RISKS," beginning on page 25.

o Additional information concerning each Portfolio's strategies, investments, and risks can also be found in the Trust's Statement of Additional Information.

GENERAL INVESTMENT RISKS:  Each Portfolio is subject to the following risks:

         ASSET CLASS RISK: The returns from the types of securities in which a Portfolio invests may underperform returns from the various general securities markets or different asset classes.

         MARKET RISK: You could lose money over short periods due to fluctuation in a Portfolio's share price in reaction to stock or bond market movements, and over longer periods during extended market downturns.

         SECURITY SELECTION RISK: There is the possibility that the specific securities selected by a Portfolio's Adviser will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class.

         YEAR 2000 RISK: A Portfolio could be adversely affected if the computer systems used by the Trust, Adviser, other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data dated on and after January 1, 2000 ("Year 2000 Problem"). The extent of such impact cannot be predicted and there can be no assurances that the Year 2000 Problem will not have an adverse effect on the issuers whose securities are held by a Portfolio. This risk is greater for Portfolios that make foreign investments, particularly in emerging market countries.

The Trust's Portfolios are not insured by the FDIC or any other government agency. Each Portfolio is not a deposit or other obligation of any financial institution or bank and is not guaranteed. Each Portfolio is subject to investment risks and possible loss of principal invested.

PERFORMANCE

Performance throughout this prospectus reflects the returns of the Class IB shares of the Portfolios (unless otherwise indicated), which are subject to certain Rule 12b-1 fees and charges. Class IA shares, which are available to the Equitable Investment Plan, are not subject to such fees and charges. Without the deduction of the Rule 12b-1 fees and charges, the returns depicted would have been higher. Class IA shares of the Portfolios were first made available under the Plan effective December 1, 1998. You should be aware that the Equitable Investment Plan imposes certain recordkeeping and administrative fees which have not been reflected.

THE BENCHMARKS

Performance of the Class IB shares of each of the Portfolio's available under the Equitable Investment Plan as shown on the following pages compares each Portfolio's performance to that of a broad-based securities index. Each of the Portfolio's annualized rates of return are net of: (i) its investment management fees; and (ii) its other expenses (except Equitable Investment Plan recordkeeping fees). Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Investments cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings. "Blended" performance numbers (e.g., 60% S&P 500/40% Lehman Gov't/Corp) assume a static mix of the two indices.

THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500") is an unmanaged index containing common stock of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market. The S&P 500 reflects the reinvestment of dividends, if any, but does not reflect fees, brokerage commissions or other expenses of investing.

THE RUSSELL 2000 INDEX ("Russell 2000") is an unmanaged index (with no defined investment objective) of 2000 small-cap stocks and reflects reinvestment of dividends. It is compiled by the Frank Russell Company.

THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX ("MSCI EAFE") is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australia and the Far East. MSCI EAFE Index returns assume dividends reinvested net of withholding tax and do not reflect any fees or expenses.

SUMMARY OF EXPENSES


SHAREHOLDER TRANSACTION EXPENSES

Maximum initial sales charge imposed on purchases                  None

Maximum sales charge imposed on reinvested dividends               None

Maximum contingent deferred sales charge ("CDSC")                  None

Exchange Fee                                                       None

ANNUAL OPERATING EXPENSES AFTER FEE WAIVERS OR ASSUMPTION OF EXPENSES

The table below shows the annual management fees and other estimated expenses for each of the Portfolios based upon amounts paid by the Portfolios (other than the EQ/Alliance Premier Growth Portfolio) during the year ended December 31, 1998. Because the EQ/Alliance Premier Growth Portfolio commenced operations on May 1, 1999, it has no operating history upon which to estimate its "other expenses". Other expenses for each of the Portfolios may fluctuate from year to year. The management fees and other expenses are expressed in the table below as an annual percentage of each Portfolio's daily average net assets:


                                                             MFS                 WARBURG PINCUS     BT
                          EQ/ALLIANCE      T. ROWE PRICE     EMERGING GROWTH     SMALL COMPANY      INTERNATIONAL
                          PREMIER GROWTH   EQUITY INCOME     COMPANIES           VALUE              EQUITY INDEX
                          --------------   -------------     ---------------     --------------     -------------
Management Fees                0.90%           0.55%             0.55%               0.65%              0.35%
12b-1 Fees                     None            None              None                None               None
Other Expenses                 0.15%           0.24%             0.24%               0.27%              0.89%

Total Annual Portfolio
Operating Expenses*            1.05%           0.79%             0.79%               0.92%              1.24%
Fee Waiver and/or
Expense Reimbursement          0.15%           0.19%             0.19%               0.18%              0.69%
Net Expenses*                  0.90%           0.60%             0.60%               0.75%              0.55%


         *The Trust's Manager has entered into an Expense Limitation Agreement with the Trust with respect to each Portfolio. Pursuant to that agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio (other than certain expenses described in the agreement) are limited as specified in the table above. See "Management of the Trust" -- "Expense Limitation Agreement" for more detailed information.

DOMESTIC EQUITY PORTFOLIOS
--------------------------

EQ/ALLIANCE PREMIER GROWTH PORTFOLIO

INVESTMENT OBJECTIVE: To achieve long-term growth of capital by primarily investing in equity securities of a limited number of large, carefully selected, high-quality U. S. companies that are judged, by the Adviser, likely to achieve superior earnings growth.

THE INVESTMENT STRATEGY

The Portfolio invests primarily (at least 85% of its total assets) in equity securities of U.S.companies. The Portfolio is diversified for purposes of the 1940 Act, however it is still highly concentrated. The Portfolio focuses on a relatively small number of intensively researched companies. The Adviser selects the Portfolio's investments from a research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying securities of companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations.

Normally, the Portfolio invests in about 40-50 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. In managing the Portfolio, the Adviser seeks to capitalize on apparently unwarranted price fluctuations both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its holdings. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its holdings. Through this approach, the Adviser seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

The Adviser expects the average market capitalization of companies represented in the Portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500.

The Portfolio may invest up to 20% of its net assets in convertible securities and 15% of its total assets in securities of foreign issuers.

The Portfolio may write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

FOCUSED PORTFOLIO RISK: The Portfolio invests in the securities of a limited number of companies. Consequently, the Portfolio may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio's net asset value.

GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities markets.

CONVERTIBLE SECURITIES RISK: Convertible securities enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. Like bonds, the value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

PORTFOLIO PERFORMANCE

The inception date for this Portfolio is May 1, 1999. Therefore, no prior performance is available.

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance's sole general partner is Alliance Capital Management Corporation, which is an indirect wholly-owned subsidiary of Equitable, one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated. Therefore, the Manager and Alliance are affiliates of each other. Alliance, a Delaware limited partnership, is a leading international investment manager.

Alfred Harrison is the Portfolio Manager and has been responsible for the day-to-day management of the Portfolio since its inception. Mr. Harrison is Vice Chairman of Alliance Capital Management Corporation and has been with Alliance since 1978. Prior to 1978, Mr. Harrison was co-founder, President, and Chief Executive Officer of IDS Advisory Corporation, the pension fund investment management subsidiary of Investors Diversified Services, Inc.

T. ROWE PRICE EQUITY INCOME PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in dividend-paying common stocks of established companies that have favorable prospects for increasing dividend income and capital appreciation. The Portfolio's yield as a result of that dividend income is expected to be significantly above the average yield of the companies of the S&P 500.

The Adviser bases its investment decisions on three premises: (1) over time, dividend income can account for a significant portion of the Portfolio's return;
(2) dividends are a more stable and predictable source of return; and (3) prices of stocks that pay a high current income level tend to be less volatile than those paying below average dividends.

The Adviser uses a "value" approach in choosing securities. It looks for common stocks of companies that have:

     o    established operating histories;

     o    above-average dividend yields relative to the S&P 500;

     o    low price to earnings ratios relative to the S&P 500;

     o    sound balance sheets; and

     o low stock price relative to the company's asset value, earnings and cash flow.

[SIDEBAR: Equity income investing involves finding common stocks that pay dividend income. As an example, utility company stocks often provide dividend income while a shareholder waits for the stock price to move. Dividends can help reduce the Portfolio's volatility during turbulent markets and help offset losses when stock prices are falling.]

The Portfolio may invest up to 25% of its total assets in foreign securities. These securities include non-dollar-denominated securities traded outside the United States and dollar-denominated securities such as American Depositary Receipts. The Portfolio may also purchase preferred stocks, convertible securities, warrants, U.S. Government securities, high-quality money market securities, as well as investment grade debt securities and high yielding debt securities ("junk bonds").

When market or financial conditions warrant, the Portfolio may invest without limitation in high quality money market securities, and U. S. Government debt securities for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

VALUE INVESTING RISK: As noted above, the Portfolio uses a value-oriented approach to stock selection. Value investing is subject to the risk that a value stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in lower-quality investment-grade securities (rated, e.g., BBB by S&P) it will be exposed to greater risk than higher-rated obligations because lower-quality investment grade securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for 1998, the Portfolio's first full year of operations. The table below shows the average annual total returns for the Class IB shares of the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. In addition, holders of variable insurance contracts representing interests in the Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses and if reflected the results would be reduced. The inception date for the Portfolio is May 1, 1997.

--------------------------------------------------------------------------------
                        CALENDAR YEAR ANNUAL TOTAL RETURN

                                      1998

                                      9.11%


--------------------------------------------------------------------------------


Best quarter (% and time period)               Worst quarter (% and time period)
11.16% (1998 4th Quarter)                      (7.66)% (1998 3rd Quarter)

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS

                                              ONE YEAR         SINCE INCEPTION

T. ROWE PRICE EQUITY INCOME PORTFOLIO           9.11%              18.73%
S&P 500 INDEX*                                 28.58%              31.63%

--------------------------------------------------------------------------------
* For more information on this index, see the preceding section "The
  Benchmarks."

WHO MANAGES THE PORTFOLIO

T. ROWE PRICE ASSOCIATES, INC. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, MD 21202. T. Rowe Price has been the Adviser to the Portfolio since the Portfolio commenced operations. T. Rowe Price serves as investment manager to a variety of individual and institutional investor accounts, including limited partnerships and other mutual funds.

Investment decisions with respect to the Portfolio are made by an Investment Advisory Committee. BRIAN C. ROGERS has been the Committee Chairman since the inception of the Portfolio and has day-to-day responsibility for managing the Portfolio. Mr. Rogers joined T. Rowe Price in 1982 and has been managing investments since 1983.

AGGRESSIVE EQUITY PORTFOLIOS
----------------------------

MFS EMERGING GROWTH COMPANIES PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to provide long-term capital growth.

THE INVESTMENT STRATEGY

The Portfolio invests, under normal market conditions, primarily (at least 65% of its total assets) in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts of emerging growth companies. Emerging growth companies are companies that the Adviser believes are either:

o early in their life cycle but have the potential to become major enterprises, or

o are major enterprises whose rates of earnings growth are expected to accelerate because of special factors such as rejuvenated management, new products, changes in customer demand or basic changes in the economic environment.

For purposes of this Portfolio, emerging growth companies may be of any size and the Adviser would expect these companies to have products, technologies, management, markets and opportunities that will facilitate earnings growth over time that is well above the growth rate of the overall economy and rate of inflation. The Portfolio's investments may include securities traded in the over-the-counter markets.

The Adviser uses a "bottom-up" investment style in managing the Portfolio. This means the securities are selected based upon fundamental analysis performed by the Adviser.

In addition, up to 15% of the Portfolio's assets may be invested in foreign securities, including those in emerging markets, or in cash and cash equivalents.

When adverse market, financial or political conditions warrant, the Portfolio may depart from its principal strategies for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products of technologies of such companies may be at a relatively early stage of development or not fully tested.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for 1998, the Portfolio's first full year of operations. The table below shows the average annual total returns for the Class IB shares of the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. In addition, holders of variable insurance contracts representing interests in the Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses and if reflected the results would be reduced. The inception date for the Portfolio is May 1, 1997.

--------------------------------------------------------------------------------
                        CALENDAR YEAR ANNUAL TOTAL RETURN
                                      1998

                                     34.57%

--------------------------------------------------------------------------------

Best quarter (% and time period)               Worst quarter (% and time period)
26.70% (1998 4th Quarter)                      (12.69)% (1998 3rd Quarter)

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS

                                             ONE YEAR           SINCE INCEPTION
MFS EMERGING GROWTH COMPANIES PORTFOLIO       34.57%                34.81%
RUSSELL 2000 INDEX*                           (2.54)%              (14.53)%
--------------------------------------------------------------------------------
* For more information on this index, see the preceding section
"The Benchmarks."

WHO MANAGES THE PORTFOLIO

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, MA 02116. MFS has been the Adviser to the Portfolio since it commenced operations. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (United States) Financial Services Holdings Inc., which, in turn, is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.

The Portfolio Managers are JOHN W. BALLEN, President of MFS, who has been employed by MFS as a portfolio manager of the Portfolio since 1984; TONI Y. SHIMURA, a Vice President of MFS, who has been employed by MFS as a portfolio manager for the Portfolio since 1995; and STEPHEN PESEK, a Vice President of MFS, who has been employed as a portfolio manager by MFS since 1994. Prior to 1994, Mr. Pesek worked at Fidelity Investments as a research analyst.

WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term capital appreciation.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in equity securities of U.S. small-cap companies with above-average growth potential that the Adviser believes to be undervalued. Typically, such investments may include common stocks, preferred stocks, convertible securities, warrants and rights of small-cap companies. Once 65% of the Portfolio's assets are invested in small-cap companies, the Portfolio may also invest in companies with a market capitalization of any size.

[SIDE BAR: For purposes of this Portfolio, small-cap companies are companies having market capitalizations within the range of capitalizations of companies represented in the Russell 2000 Index.]

In determining whether a company's stock is undervalued, the Adviser considers all relevant factors which may include a company's:

o     price/earnings ratio;
o     price to book value ratio;
o     price to cash flow ratio; and
o     debt to capital ratio

The Portfolio will invest primarily (at least 65% of its net assets) in the securities of U.S. companies traded in the U.S. securities markets. The Portfolio may invest to a lesser extent in foreign securities, investment grade debt securities and high quality domestic and foreign short-term (one year or less) and medium-term money-market securities.

When market or financial conditions warrant, the Portfolio may invest without limitation in investment grade debt obligations and in domestic and foreign obligations, including repurchase agreements for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

VALUE INVESTING RISK: As noted above, the Portfolio uses a value-oriented approach to stock selection. Value investing is subject to the risk that a value stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products of technologies of such companies may be at a relatively early stage of development or not fully tested.

PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate has been over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs and may result in higher taxable gains that could be passed through to shareholders.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in lower-quality investment-grade securities (rated, e.g., BBB by S&P) it will be exposed to greater risk than higher-rated obligations because lower-quality investment grade securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for 1998, the Portfolio's first full year of operations. The table below shows the average annual total returns for the Class IB shares of the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. In addition, holders of variable insurance contracts representing interests in the Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses and if reflected the results would be reduced. The inception date for the Portfolio is May 1, 1997.


--------------------------------------------------------------------------------
                        CALENDAR YEAR ANNUAL TOTAL RETURN
                                      1998

                                    (10.02)%


--------------------------------------------------------------------------------

Best quarter (% and time period)               Worst quarter (% and time period)
15.49% (1997 3rd Quarter)                      (20.25)% (1998 3rd Quarter)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS

                                         ONE YEAR        SINCE INCEPTION
WARBURG PINCUS SMALL COMPANY VALUE
PORTFOLIO                                (10.02)%            4.25%
RUSSELL 2000 INDEX*                       (2.54)%           14.53%
--------------------------------------------------------------------------------
* For more information on this index, see the preceding section "The
  Benchmarks."

WHO MANAGES THE PORTFOLIO

WARBURG PINCUS ASSET MANAGEMENT, INC. ("WPAM"), 466 Lexington Avenue, New York, New York 10017-3147. WPAM has been the Adviser to the Portfolio since it commenced operations. WPAM is a professional investment advisory firm that provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. WPAM is indirectly controlled by Warburg, Pincus & Co., a New York partnership which has no business other than being a holding company of WPAM and its affiliates. During 1999, WPAM and Credit Suisse Group expect to finalize Credit Suisse Group's acquisition of WPAM. WPAM will be combined with and into Credit Suisse Group's global asset management subsidiary, Credit Suisse Asset Management, LLC.

KYLE F. FREY is the Portfolio Manager responsible for the day-to-day management of the Portfolio's securities portfolio since the Portfolio commenced operations. Mr. Frey is a managing director, who has been with WPAM since 1989.

INTERNATIONAL PORTFOLIO


BT INTERNATIONAL EQUITY INDEX PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to replicate as closely as possible (before deduction of Portfolio expenses) the total return of the MSCI EAFE Index.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in equity securities of companies included in the MSCI EAFE Index. The Portfolio is constructed to have aggregate investment characteristics similar to those of the MSCI EAFE Index. The Portfolio invests in a statistically selected sample of the securities of companies included in the MSCI EAFE Index, although not all companies within a country will be represented in the Portfolio at the same time. Stocks are selected based on country of origin, market capitalization, yield, volatility and industry sector. The Adviser will manage the Portfolio using advanced statistical techniques to determine which securities should be purchased or sold in order to replicate the MSCI EAFE index.

[SIDEBAR: For more information on the MSCI EAFE Index see the preceding section "The Benchmarks." The MSCI EAFE Index is the exclusive property of Morgan Stanley. The Portfolio is not sponsored, endorsed, sold or promoted by Morgan Stanley and Morgan Stanley makes no guarantee as to the accuracy or completeness of the MSCI EAFE Index or any data included therein.]

Over time, the correlation between the performance of the Portfolio and the MSCI EAFE Index is expected to be 95% or higher before deduction of Portfolio expenses. The Portfolio's ability to track the MSCI EAFE Index may be affected by, among other factors, transaction costs, administration and other expenses incurred by the Portfolio, changes in either the composition of the MSCI EAFE Index or the assets of the Portfolio, and the timing and amount of Portfolio investor contributions and withdrawals, if any. The Portfolio seeks to track the MSCI EAFE Index, therefore, the Adviser generally will not attempt to judge the merits of any particular security as an investment.

The Portfolio may invest to a lesser extent in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the MSCI EAFE Index. Securities index futures contracts and related options, warrants and convertible securities may be used for a number of reasons, including: to simulate full investment in the MSCI EAFE Index while retaining a cash balance for Portfolio management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a future contract, option, warrant or convertible security is priced more attractively than the underlying equity security or MSCI EAFE Index. These instruments are considered to be derivatives.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

INDEX-FUND RISK: The Portfolio is not actively managed and invests in securities included in the index regardless of their investment merit. Therefore, the Portfolio cannot modify its investment strategies to respond to changes in the economy and may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the index.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities that can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in a foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions. Other specific risks of investing in foreign securities include:

         EMERGING MARKET RISK: There are greater risks involved in investing in emerging markets countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. The Year 2000 problem may also be especially acute in emerging market countries, which also may adversely affect the value of the Portfolio's investments.

         EURO RISK: The Portfolio invests in securities issued by European issuers that may be adversely impacted by the introduction of the "Euro" as a common currency in 11 European Monetary Union member states. The Euro may result in various legal and accounting differences, tax treatments, the creation and implementation of suitable clearing and settlement systems and other operational problems, that may cause market disruptions that could adversely affect investments quoted in the Euro.

         REGULATORY RISK: In general, foreign companies are also not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies, which could adversely affect their value.

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PORTFOLIO PERFORMANCE

The bar chart and table below illustrate the Portfolio's average annual total return for 1998, the Portfolio's first year of existence. The table below shows the average annual total returns for the Class IB shares of the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. In addition, holders of variable insurance contracts representing interests in the Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses and if reflected the results would be reduced. The Portfolio's inception date was January 1, 1998.

--------------------------------------------------------------------------------
                        CALENDAR YEAR ANNUAL TOTAL RETURN
                                      1998

                                     20.07%

--------------------------------------------------------------------------------


Best quarter (% and time period)             Worst quarter (% and time period)
20.43% (1998 4th Quarter)                    (13.90)% (1998 3rd Quarter)

-------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS

                                             ONE YEAR         SINCE INCEPTION
BT INTERNATIONAL EQUITY INDEX PORTFOLIO       20.07%              20.07%
MSCI EAFE INDEX*                              20.00%              20.00%
--------------------------------------------------------------------------------
* For more information on this index, see the preceding section "The
  Benchmarks."

WHO MANAGES THE PORTFOLIO

BANKERS TRUST COMPANY ("Bankers Trust"), 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006. Bankers Trust has been the Adviser to the Portfolio since it commenced operations. Bankers Trust is a wholly-owned subsidiary of Bankers Trust New York Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets, including investment management. During 1999, Bankers Trust Corporation and a wholly owned subsidiary of Deutsche Bank AG ("Deutsche Bank") expect to finalize a merger in which Bankers Trust Corporation will be acquired by and become a subsidiary of Deutsche Bank.

                       MORE INFORMATION ON PRINCIPAL RISKS

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you - and the more you can lose. Like other investment companies, the value of each Portfolio's shares may be affected by the Portfolio's investment objective(s), principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different principal risks. Some of the principal risks of investing in the Portfolios are discussed below. However, other factors may also affect each Portfolio's net asset value.

There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose principal value.

GENERAL INVESTMENT RISKS:  Each Portfolio is subject to the following risks:

         ASSET CLASS RISK: There is the possibility that the returns from the types of securities in which a Portfolio invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

         MARKET RISK: Each Portfolio's share price moves up and down over the short term in reaction to stock or bond market movements. This means that you could lose money over short periods, and perhaps over longer periods during extended market downturns.

         SECURITY SELECTION RISK: The Advisers for each Portfolio rely on the insights of different specialists in making investment decisions based on each Portfolio's particular investment objective(s) and investment strategies. There is the possibility that the specific securities held by a Portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the Adviser's choice of portfolio securities.

         YEAR 2000 RISK: Like other mutual funds, financial and business organizations and individuals around the world, the Trust and its Portfolios could be adversely affected if the computer systems used by the Advisers, other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data dated on and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." Virtually all operations of the Trust and its Portfolios are computer reliant. The Manager, Advisers, administrator, transfer agent, distributors and custodian have informed the Trust that they are actively taking steps to address the Year 2000 Problem with regard to their respective computer systems and the interfaces between their respective computer systems. The Trust is also taking measures to obtain assurances from necessary persons that comparable steps are being taken by the key service providers to the Trust's Advisers, administrator, transfer agent, distributors, and custodian. There can be no assurance that the Trust and the Portfolios' key service providers will be Year 2000 compliant. If not adequately addressed, the Year 2000 Problem could result in the inability of the Trust to perform its mission critical functions, including trading and settling trades of Portfolio securities, pricing of portfolio securities and processing shareholder transactions, and the net asset value of its Portfolios' shares may be materially affected.

         In addition, because the Year 2000 Problem affects virtually all issuers, the companies or entities in which the Portfolios may invest also could be adversely impacted by the Year 2000 Problem. For example, issuers may incur substantial costs to address the Year 2000 problem. The extent of such impact cannot be predicted and there can be no assurances that the Year 2000 Problem will not have an adverse effect on the issuers whose securities are held by the Portfolios. The Advisers have assured the Trust that they consider such issues in making investment decisions for the Portfolios. Furthermore, certain of the Portfolios make international investments thereby exposing these Portfolios to operations, custody and settlement processes outside the United States. In many countries outside the United States the Year 2000 Problem has not been adequately addressed and concerns have been raised that capital flight, among other issues, may be triggered by full disclosure of the Year 2000 Problem on countries outside the United States. Additional information on the impact of the Year 2000 Problem on emerging market countries is provided in this section, under "FOREIGN SECURITIES RISKS--EMERGING MARKET RISK."

As indicated in "Summary Information Concerning EQ Advisors Trust" and "About the Investment Portfolios," a particular Portfolio may also be subject to the following risks:

CONVERTIBLE SECURITIES RISK: Convertible securities may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable you to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that Portfolio. Each Adviser will consider such event in its determination of whether a Portfolio should continue to hold the securities.

DERIVATIVES RISK: Derivatives are financial contracts whose value depends on, or is derived from the value of an underlying asset, reference rate or index. Derivatives include stock options, securities index options, currency options, forward currency exchange contracts, futures contracts, swaps and options on futures contracts. Certain Portfolios can use derivatives involving the U.S. Government and foreign government securities and currencies. Investments in derivatives can significantly increase your exposure to market risk, or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FIXED INCOME RISKS: To the extent that any of the Portfolios invest a substantial amount of its assets in fixed income securities, a Portfolio may be subject to the following risks:

         CREDIT RISK: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to a Portfolio's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. Each of the Portfolios may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans, which involve a promise by a third party to honor an obligation to the Portfolio. Credit risk is particularly significant for the Portfolios that invest a portion of their assets in "JUNK BONDS" or lower-rated securities.

         INTEREST RATE RISK: The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of a Portfolio investing a significant portion of its assets in bonds or fixed income securities will vary in response to changes in interest rates. A rise in interest rates causes the value of a bond to decrease, and vice versa. There is the possibility that the value of a Portfolio's investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on Portfolios holding a significant portion of their assets in fixed income securities with long term maturities.

         MORTGAGE-BACKED SECURITIES RISK: In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but the yield can drop, particularly where the yield on the fixed income securities is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than anticipated since the funds prepaid will have to be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

         INVESTMENT-GRADE SECURITIES RISK: Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Baa by Moody's are considered investment grade securities, but are somewhat riskier than higher rated investment grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative.

FOREIGN SECURITIES RISKS: A Portfolio's investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect a Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

         CURRENCY RISK: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Portfolio's investment in securities denominated in a foreign currency or may widen existing losses.

         EMERGING MARKET RISK: There are greater risks involved in investing in emerging markets countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, a Portfolio investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

         The YEAR 2000 PROBLEM may also be especially acute in emerging market countries. Many emerging market countries are currently lagging behind more developed countries in their Year 2000 preparedness because they lack the financial resources to undertake the necessary remedial actions. A lack of Year 2000 preparedness may adversely affect the health, security and economic well-being of emerging market countries and could, obviously, adversely affect the value of a Portfolio's investments in emerging market countries. More information on the Year 2000 Problem is provided in this section, under "GENERAL INVESTMENT RISKS--YEAR 2000 RISK."

         EURO RISK: Certain of the Portfolios invests in securities issued by European issuers. On January 1, 1999, 11 of the 15 member states of the European Monetary Union ("EMU") introduced the "Euro" as a common currency. During a three-year transitional period, the Euro will coexist with each participating state's currency and, on July 1, 2002, the Euro is expected to become the sole currency of the participating states. The introduction of the Euro will result in the redenomination of European debt and equity securities over a period of time, which may result in various legal and accounting differences and/or tax treatments that otherwise would not likely occur. During this period, the creation and implementation of suitable clearing and settlement systems and other operational problems may cause market disruptions that could adversely affect investments quoted in the Euro.

         The consequences of the Euro conversion for foreign exchange rates, interest rates and the value of European securities eligible for purchase by the Portfolios are presently unclear and it is not possible to predict the eventual impact of the Euro implementation plan on the Portfolios. There are a number of significant risks associated with EMU. Monetary and economic union on this scale has never been attempted before. There is a significant degree of uncertainty as to whether participating countries will remain committed to EMU in the face of changing economic conditions. The conversion may adversely affect a Portfolio if the Euro does not take effect as planned or if a participating state withdraws from the EMU. Such actions may adversely affect the value and/or increase the volatility of securities held by the Portfolios.

         POLITICAL/ECONOMIC RISK: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio's foreign investments.

         REGULATORY RISK: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

         TRANSACTION COSTS RISK: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

GROWTH INVESTING RISK: Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Advisers using this approach generally seek out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such Advisers also prefer companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Advisers, regardless of movements in the securities market.

INDEX-FUND RISK: BT International Equity Index Portfolio is not actively managed (which involves buying and selling of securities based upon economic, financial and market analysis and investment judgment). Rather, the Portfolio utilizes a "passive" or "indexing" investment approach and attempts to duplicate the investment performance of the MSCI EAFE Index through statistical procedures. Therefore, the Portfolio will invest in the securities included in the relevant index or substantially identical securities regardless of market trends. The Portfolio cannot modify their investment strategies to respond to changes in the economy, which means they may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the relevant index.

LEVERAGING RISK: When a Portfolio is borrowing money or otherwise leveraging its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. All of the Portfolios may take on leveraging risk by investing in collateral from securities loans and by borrowing money to meet redemption requests.

LIQUIDITY RISK: Certain securities held by a Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like. A Portfolio may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that a Portfolio may lose money or be prevented from earning capital gains if it can not sell a security at the time and price that is most beneficial to the Portfolio. Portfolios that invest in privately-placed securities, high-yield bonds, mortgage-backed securities or foreign or emerging markets securities, which have all experienced periods of illiquidity, are subject to liquidity risks. A particular Portfolio may be more susceptible to some of these risks than others, as noted in the description of each Portfolio.

SMALL-CAP AND MID-CAP COMPANY RISK: A Portfolio's investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies may have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than are those of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

VALUE INVESTING RISK: Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisers using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company's earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks' intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.


The Trust's Portfolios are not insured by the FDIC or any other government agency. Each Portfolio is not a deposit or other obligation of any financial institution or bank and is not guaranteed. Each Portfolio is subject to investment risks and possible loss of principal invested.

                             MANAGEMENT OF THE TRUST

This section gives you information on the Trust, the Manager and the Advisers for the Portfolios. More detailed information concerning each of the Advisers and portfolio managers is included in the description for each Portfolio in the section "About The Investment Portfolios."

THE TRUST

The Trust is organized as a Delaware business trust and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Trust issues shares of beneficial interest that are currently divided among twenty-five Portfolios, each of which has authorized Class IA and Class IB shares. Five of those Portfolios are available pursuant to this Prospectus. Each Portfolio has its own objectives, investment strategies and risks, which have been previously described in this prospectus.

THE MANAGER

EQ Financial Consultants, Inc., 1290 Avenue of the Americas, New York, New York 10104, serves as the Manager of the Trust, subject to the supervision and direction of the Board of Trustees. The Manager has overall responsibility for the general management and administration of the Trust.

In the exercise of that responsibility, the Manager, without obtaining shareholder approval but subject to the review and approval by the Board of Trustees, may: (i) select the Advisers for the Portfolios; (ii) enter into and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers. The Manager also monitors each Adviser's investment program and results, reviews brokerage matters, oversees compliance by the Trust with various federal and state statutes, and carries out the directives of the Board of Trustees. The Manager also supervises the provision of services by third parties such as the Trust's custodian and administrator.

The Manager is an investment adviser registered under the 1940 Act and a broker-dealer registered under the Securities Exchange Act of 1934, as amended. EQ Financial Consultants, Inc. is a wholly-owned subsidiary of Equitable. During 1999, the Manager plans to change its name to AXA Advisors, Inc.

The table below shows the annual rate of the management fees (as a percentage of each Portfolio's average daily net assets) that the Manager received in 1998 for managing each of the Portfolios and the rate of the management fees waived by the Manager in 1998 in accordance with the provisions of the Expense Limitation Agreement, as defined directly below, between the Manager and the Trust.

       MANAGEMENT FEES PAID BY THE PORTFOLIOS TO EQ FINANCIAL CONSULTANTS

---------------------------------------------------------------------------------------------------
PORTFOLIOS                                       ANNUAL RATE RECEIVED      RATE OF FEES WAIVED
---------------------------------------------------------------------------------------------------
EQ/Alliance Premier Growth                                N/A                    N/A
---------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income                              0.36%                  0.19%
---------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                            0.36%                  0.19%
---------------------------------------------------------------------------------------------------
Warburg Pincus Small Company Value Portfolio             0.47%                  0.18%
---------------------------------------------------------------------------------------------------
BT International Equity Index                            0.00%                  0.35%
---------------------------------------------------------------------------------------------------

EXPENSE LIMITATION AGREEMENT


In the interest of limiting expenses of each Portfolio, the Manager has entered into an expense limitation agreement with the Trust with respect to each Portfolio ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following fees:

-------------------------------------------------------------------------------
PORTFOLIOS                                  AMOUNT EXPENSES LIMITED TO
                                              (% of daily net assets)
-------------------------------------------------------------------------------
EQ Alliance Premier Growth                             0.90%
-------------------------------------------------------------------------------
T. Rowe Price Equity Income                            0.60%
-------------------------------------------------------------------------------
MFS Emerging Growth Companies                          0.60%
-------------------------------------------------------------------------------
Warburg Pincus Small Company Value                     0.75%
-------------------------------------------------------------------------------
BT International Equity Index                          0.55%
-------------------------------------------------------------------------------

Each Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless:
(i) the Portfolio's assets exceed $100 million; (ii) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and
(iii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis.

THE ADVISERS

Each Portfolio has an Adviser that furnishes an investment program for the Portfolio pursuant to an investment advisory agreement with the Manager. Each Adviser makes investment decisions on behalf of the Portfolio, places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser and may perform certain limited related administrative functions in connection therewith.

The Manager has received an exemptive order from the SEC that permits the Manager, subject to certain conditions, including board approval, and without the approval of shareholders to: (a) employ a new Adviser or Advisers for any Portfolio pursuant to the terms of a new Advisory Agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any Advisory Agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the Adviser that normally is provided in the Prospectus.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.

THE ADMINISTRATOR

Pursuant to an agreement, Chase Global Funds Services Company ("Administrator") assists the Manager in the performance of its administrative responsibilities to the Trust and provides the Trust with other necessary administrative, fund accounting and compliance services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services to the Trust. For these services, the Trust pays the Administrator a monthly fee at the annual rate of .0525 of 1% of the total Trust assets, plus $25,000 for each Portfolio, until the total Trust assets reach $2.0 billion, and when the total Trust assets exceed $2.0 billion: .0425 of 1% of the next $0.5 billion of the total Trust assets; .035 of 1% of the next $2.0 billion of the total Trust assets; .025 of 1% of the next $1.0 billion of the total Trust assets; .015 of 1% of the next $2.5 billion of the total Trust assets; .01 of 1% of the total Trust assets in excess of $8.0 billion; provided, however, that the annual fee payable to Chase with respect to any Portfolio which commenced operations after July 1, 1997 and whose assets do not exceed $200 million shall be computed at the annual rate of .0525% of 1% of the Portfolio's total assets plus $25,000.

THE TRANSFER AGENT

Equitable Life serves as the transfer agent and dividend disbursing agent of the Trust and receives no compensation for serving in such capacity.

BROKERAGE PRACTICES

In selecting brokers and dealers, the Manager and each Adviser may consider research and brokerage services furnished to either company and their affiliates. Subject to seeking the most favorable net price and execution available, the Manager and each Adviser may also consider sales of shares of the Trust as a factor in the selection of brokers and dealers.

BROKERAGE TRANSACTIONS WITH AFFILIATES

To the extent permitted by law, the Trust may engage in securities and other transactions with entities that may be affiliated with the Manager or the Advisers. The 1940 Act generally prohibits the Trust from engaging in principal securities transactions with an affiliate of the Manager or Advisers unless pursuant to an exemptive order from the SEC. For these purposes, however, the Trust has considered this issue and believes that a broker-dealer affiliate of an Adviser to one Portfolio should not be treated as an affiliate of the Adviser to another Portfolio for which such Adviser does not provide investment advice. The Trust has adopted procedures that are reasonably designed to provide that any commission it pays to affiliates of the Manager or Advisers does not exceed the usual and customary broker's commission. The Trust has also adopted procedures permitting it to purchase securities, under certain restrictions prescribed by a rule under the 1940 Act, in a public offering in which an affiliate of the Manager or Advisers is an underwriter.

FUND DISTRIBUTION ARRANGEMENTS

The Trust offers two classes of shares on behalf of each Portfolio: Class IA shares and Class IB shares. EQ Financial Consultants, Inc., the Trust's Manager, serves as one of the distributors for the Class IB shares of the Trust offered by this Prospectus as well as one of the distributors for the Class IA shares. Equitable Distributors, Inc. serves as the other distributor for the Class IB shares of the Trust as well as the Class IA shares. Both classes of shares are offered and redeemed at their net asset value without any sales load.

PURCHASE AND REDEMPTION

The price at which a purchase or redemption is effected is based on the next calculation of net asset value after an order is placed by an insurance company or qualified retirement plan investing in or redeeming from the Trust.

Net asset value per share is calculated for purchases and redemption of shares of each Portfolio by dividing the value of total Portfolio assets, less liabilities (including Trust expenses and class related expenses, which are accrued daily), by the total number of outstanding shares of that Portfolio. The net asset value per share of each Portfolio is determined each business day at 4:00 p.m. Eastern time. Net asset value per share is not calculated on days on which the New York Stock Exchange is closed for trading.

Foreign securities (other than ADRs) are valued at the close of business in the applicable foreign country. Consequently, Portfolios that invest a significant portion of their assets in foreign securities, may experience changes in their net asset value on days when a shareholder may not purchase or redeem shares of that Portfolio.

All shares are purchased and redeemed in accordance with the Trust's Amended and Restated Declaration of Trust and By-Laws. Sales and redemptions of shares of the same class by the same shareholder on the same day will be netted for each Portfolio. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tenders.

The Trust may suspend redemption, if permitted by the 1940 Act, for any period during which the New York Stock Exchange is closed or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemption may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders. If the Board of Trustees determines that it would be detrimental to the best interest of the Trust's remaining shareholders to make payment in cash, the Trust may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

HOW ASSETS ARE VALUED

Values are determined according to accepted practices and all laws and regulations that apply. The assets of each Portfolio are generally valued as follows:

o Stocks and debt securities which mature in more than 60 days are valued on the basis of market quotations.

o Foreign securities not traded directly in the United States are valued at representative quoted prices in the currency in the country of origin. Foreign currency amounts are translated into U.S. dollars at the bid price last quoted by a composite list of major United States banks.

o Short-term debt securities in the Portfolios which mature in 60 days or less are valued at amortized cost, which approximates market value.

o Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the Valuation Committee of the Board of Trustees using its best judgment.

TAX INFORMATION

Each Portfolio of the Trust is a separate regulated investment company for federal income tax purposes. Regulated investment companies are usually not taxed at the entity (Portfolio) level. They pass through their income and gains to their shareholders by paying dividends. Their shareholders include this income on their respective tax returns. A Portfolio will be treated as a regulated investment company if it meets specified federal income tax rules, including types of investments, limits on investments, calculation of income, and dividend payment requirements. Although the Trust intends that it and each Portfolio will be operated to have no federal tax liability, if they have any federal tax liability, that could hurt the investment performance of the Portfolio in question. Also, any Portfolio investing in foreign securities or holding foreign currencies could be subject to foreign taxes which could reduce the investment performance of the Portfolio.

It is important for each Portfolio to maintain its federal income tax regulated investment company status because the shareholders of the Portfolio that are insurance company separate accounts will then be able to use a favorable federal income tax investment diversification testing rule in figuring out whether the Contracts indirectly funded by the Portfolio meet tax qualification rules for variable insurance contracts. If a Portfolio fails to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through the Trust could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. The Administrator and the Manager therefore carefully monitor compliance with all of the regulated investment company rules and variable insurance contract investment diversification rules.

PRIOR PERFORMANCE OF EACH ADVISER

The following table provides information concerning the historical performance of another registered investment company (or series) managed by each Adviser that has investment objectives, policies, strategies and risks substantially similar to those of the respective Portfolio(s) of the Trust for which it serves as Adviser. The data is provided to illustrate the past performance of each Adviser in managing a substantially similar investment vehicle as measured against specified market indices. This data does not represent the past performance of any of the Portfolios or the future performance of any Portfolio or its Adviser. Consequently, potential investors should not consider this performance data as an indication of the future performance of any Portfolio of the Trust or of its Adviser and should not confuse this performance data with performance data for each of the Trust's Portfolios, which is shown for each Portfolio under the caption "ABOUT THE INVESTMENT PORTFOLIOS."

Each Adviser's performance data shown below for other registered investment companies (or series thereof) was calculated in accordance with standards prescribed by the SEC for the calculation of average annual total return information for registered investment companies. Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses. In each such instance, the share prices and investment returns will fluctuate, reflecting market conditions as well as changes in company-specific fundamentals of portfolio securities.

The performance results for the registered investment companies presented below are subject to lower fees and expenses than the relevant Portfolios although in most instances the fees and expenses are substantially similar. The investment results presented below are unaudited. For more information on the specified market indices used below, see the section "The Benchmarks." The name of the other fund or account managed by the adviser is shown in BOLD. The name of the Trust Portfolio is shown in (parentheses). The name of the benchmark is shown in italics.

------------------------------------------------------------------------------------------------------------------
                                 ANNUAL RATES OF RETURN OF OTHER FUNDS OR ACCOUNTS
                                            MANAGED BY ADVISERS
                                              AS OF 12/31/98
------------------------------------------------------------------------------------------------------------------
OTHER FUND OR ACCOUNT MANAGED BY ADVISER                 1            5            10        SINCE     INCEPTION
(EQAT Portfolio)                                       YEAR         YEARS        YEARS     INCEPTION     DATE
------------------------------------------------------------------------------------------------------------------
   Benchmark
------------------------------------------------------------------------------------------------------------------
EQ/ ALLIANCE PREMIER GROWTH FUND, INC - ADVISOR       49.85%         N/A          N/A       42.97%      10/1/96
CLASS(1)
(EQ/Alliance Premier Growth Portfolio)
------------------------------------------------------------------------------------------------------------------
   S&P 500 Index                                      28.57%         N/A          N/A       21.60%
------------------------------------------------------------------------------------------------------------------

T. ROWE PRICE EQUITY INCOME FUND                       9.23%       18.75%        15.18%                10/31/85
(T. Rowe Price Equity Income Portfolio)
------------------------------------------------------------------------------------------------------------------
   S&P 500 Index(2)                                   28.57%       24.06%        19.21%
------------------------------------------------------------------------------------------------------------------
WARBURG PINCUS SMALL COMPANY VALUE FUND(3)           (14.88)%        N/A          N/A       16.51%     12/29/95
(Warburg Pincus Small Company Value Portfolio)
------------------------------------------------------------------------------------------------------------------
   Russell 2000 Index(4)                              (2.54)%        N/A          N/A       11.58%
------------------------------------------------------------------------------------------------------------------
BT ADVISORS FUNDS - EAFE EQUITY INDEX FUND -          19.81%         N/A          N/A        9.69%      1/24/96
INSTITUTIONAL CLASS
(BT International Equity Index Portfolio)
------------------------------------------------------------------------------------------------------------------
   MSCI EAFE Index(5)                                 20.00%         N/A          N/A        9.70%
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                 ANNUAL RATES OF RETURN OF OTHER FUNDS OR ACCOUNTS
                                            MANAGED BY ADVISERS
                                              AS OF 12/31/98
------------------------------------------------------------------------------------------------------------------
OTHER FUND OR ACCOUNT MANAGED BY ADVISER                 1            5            10        SINCE     INCEPTION
(EQAT Portfolio)                                       YEAR         YEARS        YEARS     INCEPTION     DATE
------------------------------------------------------------------------------------------------------------------
   Benchmark
------------------------------------------------------------------------------------------------------------------
MFS EMERGING GROWTH FUND(6)                           23.56%       19.66%        22.94%                12/29/86
(MFS Emerging Growth Companies Portfolio)
------------------------------------------------------------------------------------------------------------------
   Russell 2000 Index(3)                              (2.54)%      11.86%        12.94%
------------------------------------------------------------------------------------------------------------------

1. Annualized performance for the Advisor Class shares. The Advisor Class shares had a total expense ratio of 1.26% of its average daily net assets for the year ended December 31, 1998. Other share classes have different expenses and their performance will vary.

2. The S&P 500 Index ("S&P 500") is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market. The S&P 500 reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

3. Absent the waiver of fees in 1998 by the Warburg Pincus Small Company Value Fund's investment adviser and co-administrator, management fees of the Warburg Pincus Small Company Value Fund would equal 1.00%, other expenses would equal 0.94% and total operating expenses would equal 2.19%. The investment adviser and co-administrator of the Warburg Pincus Small Company Value Fund are under no obligation to continue these waivers.

4. The Russell 2000 Index is an unmanaged index (with no defined investment objective) composed of approximately 2,000 small-capitalization stocks and includes reinvestment of dividends. The index does not include fees or operating expenses and is not available for actual investment. It is compiled by the Frank Russell Company.

5. The Morgan Stanley Capital International EAFE Index ("EAFE Index") is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia and the Far East. The returns of the EAFE Index assume dividends are reinvested net of withholding tax and do not reflect any fees or operating expenses. The index is not available for actual investment.

6. The results for the MFS Emerging Growth Fund (Class B shares) do not reflect sales charges that may be imposed on such shares.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Trust's financial performance since May 1, 1997. The Trust began to offer Class IA shares for the T. Rowe Price Equity Income, MFS Emerging Growth Companies, Warburg Pincus Small Company Value and BT International Equity Portfolios on November 24, 1998. For each of those Portfolios, the financial highlights information in the table below is present for both the Class IA and Class IB shares of those Portfolios, although only Class IA shares are offered by this Prospectus. The financial information relating to both the Class IA shares and the Class IB shares has been derived from the audited financial statements of the Trust. These statements have been audited by PricewaterhouseCoopers LLP, independent public accountants. PricewaterhouseCoopers' report on the Trust's financial statements as of December 31, 1998 appears in the Trust's Annual Report. The information should be read in conjunction with the financial statements contained in the Trust's Annual Report which are incorporated by reference into the Trust's Statement of Additional Information (SAI) and available upon request.

                                                            NET REALIZED
                                                                AND
                                                             UNREALIZED
                                                            GAIN (LOSS) ON                                DIVIDENDS
                                 NET ASSET                   INVESTMENTS                    DIVIDENDS     IN EXCESS    DISTRIBUTIONS
                                  VALUE,          NET        AND FOREIGN     TOTAL FROM     FROM NET        OF NET         FROM
                                 BEGINNING    INVESTMENT       CURRENCY      INVESTMENT    INVESTMENT     INVESTMENT     REALIZED
                                 OF PERIOD      INCOME       TRANSACTIONS    OPERATIONS      INCOME         INCOME         GAINS
                                 ---------    ----------     ------------    ----------    ----------     ----------   -------------
EQ/Alliance Premier Growth
Protfolio                           --            --             --              --            --             --            --


T. Rowe Price
Equity Income Portfolio
 CLASS IB DEC. 31, 1998
 CLASS IB DEC. 31, 1997           $12.08         $0.22          $0.87          $1.09         $(0.22)          --          $(0.28)
 CLASS IA NOV. 24-DEC. 31, 1998   $10.00         $0.10          $2.11          $2.21         ($0.09)          --          $(0.04)
                                  $13.22         $0.06          $0.09+        $(0.03)        $(0.24)          --          $(0.28)

MFS Emerging Growth Companies
Portfolio
 CLASS IB DEC. 31, 1998           $11.92        $(0.03)         $4.15          $4.12           --             --             --
 CLASS IB DEC. 31, 1997           $10.00         $0.02          $2.21          $2.23         $(0.02)          --          $(0.18)
 CLASS IA NOV. 24-DEC. 31, 1998   $14.18          --            $1.86          $1.86           --             --             --


Warburg Pincus Small Company
Value Portfolio
 CLASS IB DEC. 31, 1998           $11.85         $0.05         $(1.24)        $(1.91)        $(0.04)          --             --
 CLASS IB DEC. 31, 1997           $10.00         $0.01          $1.90          $1.91         $(0.01)          --             --
 CLASS IA NOV. 24-DEC. 31, 1998   $10.40         $0.03          $0.23+         $0.26         $(0.06)          --             --


*BT International Equity
Index Portfolio
 CLASS IB DEC. 31, 1998           $10.00         $0.08          $1.92          $2.00         $(0.15)          --             --
 CLASS IB DEC. 31, 1997             --            --              --             --            --             --             --
 CLASS IA NOV. 24-DEC. 31, 1998   $11.67         $0.03          $0.31          $0.34         $(0.17)          --             --





                               DISTRIBUTIONS                                                                      RATIO OF EXPENSES
                                IN EXCESS OF        TOTAL        NET ASSET                     NET ASSETS, END      TO AVERAGE NET
                                  REALIZED      DIVIDENDS AND    VALUE, END    TOTAL RETURN       OF PERIOD          ASSETS AFTER
                                   GAINS        DISTRIBUTIONS    OF PERIOD         (b)             (000'S)          WAIVERS (a)(c)
                                   -----        -------------    ---------         ---             -------          --------------
EQ/Alliance Premier Growth
Portfolio                            --               --             --              --              --                   --

T. Rowe Price Equity Income
Portfolio
  CLASS IB DEC. 31, 1998             --            $(0.05)         $12.67          9.11%          $242,001              0.85%(1)
  CLASS IB DEC. 31, 1997             --            $(0.13)         $12.08         22.11%(b)        $99,947              0.85%(a)
  CLASS IA NOV. 24-DEC. 31, 1998     --            $(0.52)         $12.67         (2.21)%(b)        $2,415              0.60%(a)(1)


MFS Emerging Growth Companies
Portfolio
  CLASS IB DEC. 31, 1998             --              --            $16.04         34.57%          $461,307              0.85%(1)
  CLASS IB DEC. 31, 1997          $(0.11)          $(0.31)         $11.92         22.42%(b)        $99,317              0.85%(a)
  CLASS IA NOV. 24-DEC. 31, 1998     --              --            $16.04         13.12%(b)         $5,978              0.60%(a)(1)


Warburg Pincus Small Company
Value Portfolio                                    $(0.05)         $10.61        (10.02)%         $166,746              1.00%(1)
  CLASS IB DEC. 31, 1998             --            $(0.06)         $11.85         19.15%(b)       $120,080              1.00%(a)
  CLASS IB DEC. 31, 1997          $(0.05)          $(0.07)         $10.59          2.63%(b)           $747              0.75%(a)(1)
  CLASS IA NOV. 24-DEC. 31, 1998     --


*BT International Equity
Index Portfolio
  CLASS IB DEC. 31, 1998             --            $(0.15)         $11.85         20.07%           $48,075              0.84%(1)
  CLASS IB DEC. 31, 1997             --              --              --             --                 --                 --
  CLASS IA NOV. 24-DEC. 31, 1998     --            $(0.17)         $11.84          2.94%(b)           $735              0.59%(a)(1)


                                                                  RATIO OF NET            RATIO OF NET
                                     RATIO OF EXPENSES TO     INVESTMENT INCOME TO    INVESTMENT INCOME TO
                                      AVERAGE NET ASSETS       AVERAGE NET ASSETS      AVERAGE NET ASSETS           PORTFOLIO
                                    BEFORE WAIVERS (a)(c)     AFTER WAIVERS(a)(c)     BEFORE WAIVERS(a)(c)        TURNOVER RATE
                                    ---------------------     --------------------    --------------------        -------------
EQ/Alliance Premier Growth
Portfolio                                     --                      --                      --                        --

T. Rowe Price Equity Income
Portfolio
   CLASS IB DEC. 31, 1998                   1.04%(1)                2.20%(1)                2.01%(1)                    17%
   CLASS IB DEC. 31, 1997                   1.74%(a)                2.49%(a)                1.60%(a)                     9%
   CLASS IA NOV. 24-DEC. 31, 1998           0.79%(a)(1)             2.45%(a)(1)             2.26%(a)(1)                 17%

MFS Emerging Growth Companies
Portfolio
   CLASS IB DEC. 31, 1998                   1.04%(1)               (0.30)%(1)              (0.49)%(1)                   79%
   CLASS 1B DEC. 31, 1997                   1.82%(a)                0.61%(a)               (0.36)%(a)                  116%
   CLASS IA NOV. 24-DEC. 31, 1998                                  (0.05)%(a)(1)           (0.24)%(a)(1)                79%
                                            0.79%(a)(1)

Warburg Pincus Small Company
Value Portfolio
   CLASS IB DEC. 31, 1998                   1.17%(1)                0.47%(1)                0.30%(1)                   111%
   CLASS IB DEC. 31, 1997                   1.70%(a)                0.26%(a)               (0.44)%(a)                   44%
   CLASS IA NOV. 24-DEC. 31, 1998           0.92%(a)(1)             0.72(a)(1)              0.55%(a)(1)                111%

*BT International Equity Index
Portfolio                                   1.49%(1)                1.11%(1)               0.46%(1)                      3%
   CLASS IB DEC. 31, 1998                     --                      --                      --                        --
   CLASS IB DEC. 31, 1997                   1.24%(a)(1)             1.36%(a)(1)            0.71%(a)(1)                   3%
   CLASS IA NOV. 24-DEC. 31, 1998


------------------
*Commencement of Operations for the BT International Equity Index Portfolio was January 1, 1998. No financial highlights are presented for EQ/Alliance Premier Growth Portfolio, which commenced operations on May 1, 1999.

+ The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.

(a)  Annualized.

(b) Total return calculated for a period of less than one year is not annualized.

(c) For further information concerning fee waivers, see the section entitled "Expense Limitation Agreements" in the Prospectus.

(1) Reflects overall fund ratios for investment income and non-class specific expense.

[BACK COVER]

If you wish to know more, you will find additional information about the Trust and its Portfolios in the following documents:

ANNUAL REPORT

The Annual Report includes more information about the Trust's performance and is available upon request free of charge. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the Portfolios' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, dated May 1, 1999, is incorporated into this Prospectus by reference and is available upon request free of charge by calling our toll free number at 1-888-855-5100.

You may visit the SEC's website at www.sec.gov to view the SAI and other information about the Trust.

You can also review and copy information about the Trust, including the SAI, at the SEC's Public Reference Room in Washington, D.C. You may have to pay a duplicating fee. To find out more about the Public Reference Room, call the SEC at 800-SEC-0330.


Investment Company Act File Number: 811-07953











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